UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): January 23, 2017

WestRock Company

(Exact name of registrant as specified in charter)

Delaware	001-37484	47-3335141
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 444-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On January 23, 2017, WestRock Company, a Delaware corporation (“WestRock”), WRK Merger Sub Limited, a Bermuda exempted company and a wholly owned subsidiary of WestRock (“Merger Sub”), and Multi Packaging Solutions International Limited, a Bermuda exempted company (“MPS”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for, subject to the satisfaction or waiver of specified conditions, the acquisition of MPS by WestRock at a price of $18.00 per common share of MPS (the “Merger Consideration”). Subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into MPS (the “Merger”), with MPS surviving the Merger as a wholly owned subsidiary of WestRock. The Merger Agreement was approved by the Boards of Directors of both WestRock and MPS.

Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding common share of MPS (other than shares owned by (i) MPS or WestRock or any of their respective subsidiaries or (ii) any MPS shareholder who did not vote in favor of the Merger and who complies with all of the provisions of the Companies Act 1981 of Bermuda concerning the right of shareholders to require appraisal of their shares) will automatically be canceled and converted into the right to receive the Merger Consideration, without interest.

Each MPS restricted stock award outstanding at the effective time of the Merger will be canceled in exchange for the right to receive the Merger Consideration, without interest. Each MPS restricted stock unit award outstanding at the effective time of the Merger that is subject to performance-based vesting conditions will be canceled in exchange for the right to receive the Merger Consideration, without interest, with all applicable performance goals calculated as of the closing date of the Merger as provided in the applicable agreement governing such restricted stock unit award. Each MPS restricted stock unit award outstanding at the effective time of the Merger that is not subject to performance-based vesting conditions will be assumed by WestRock and converted into an award of restricted stock units of WestRock after giving effect to appropriate adjustments to reflect the consummation of the Merger, as set forth in the Merger Agreement.

The consummation of the Merger is subject to the approval of the Merger Agreement by MPS shareholders, which under applicable Bermuda law requires the affirmative vote of three-fourths of the outstanding MPS common shares voting at the MPS shareholder meeting. In addition, the consummation of the Merger is subject to other customary closing conditions, including, among others, (i) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) receipt of required antitrust approvals in the European Union, China, Canada and Mexico and (iii) the absence of any applicable law, judgment, legal restraint, prohibition or binding order that prevents, makes illegal or prohibits the consummation of the Merger. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct, subject to certain specified materiality qualifiers, and the other party having performed in all material respects its obligations under the Merger Agreement, in each case as set forth in the Merger Agreement.

WestRock and MPS have agreed to customary representations, warranties and covenants in the Merger Agreement. MPS is required, among other things: (i) to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to solicit alternative transactions and (iii) not to participate in discussions or negotiations regarding alternative transactions, in each case, subject to certain exceptions. In addition, the Merger Agreement contains covenants that require MPS to call and hold a shareholder meeting and, subject to certain exceptions, require the MPS Board of Directors to recommend to its shareholders the approval of the Merger and the Merger Agreement. The Merger Agreement generally requires each party to take all actions necessary to resolve objections under any antitrust law, except that WestRock is not required to take any Divestiture Action (as defined in the Merger Agreement) with respect to any products, services, assets, businesses or contractual arrangements of: (i) MPS and its subsidiaries if such Divestiture Action would reasonably be expected to have a material adverse effect on MPS and its subsidiaries, taken as a whole, or (ii) WestRock or its subsidiaries.

The Merger Agreement contains certain termination rights for both WestRock and MPS, including in the event that (i) the Merger is not consummated on or before October 23, 2017 (which deadline may be extended, under certain circumstances, to January 23, 2018), (ii) the approval of the shareholders of MPS is not obtained or (iii) MPS terminates the Merger Agreement to enter into a definitive written agreement providing for a superior alternative transaction (as set forth in the Merger Agreement). The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement by MPS to enter into a definitive written agreement providing for a superior alternative transaction or as a result of an adverse change in the recommendation of the MPS Board of Directors, MPS may be required to pay to WestRock a termination fee of $42.4 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.5 and is incorporated herein by reference.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about WestRock, MPS or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by WestRock or MPS. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of WestRock, MPS or any of their respective subsidiaries, affiliates or businesses.

Voting Agreements

On January 23, 2017, concurrently with the execution of the Merger Agreement, WestRock entered into separate voting agreements (the “Voting Agreements”) with each of Mustang Investment Holdings L.P. (“Mustang Holdings”), an affiliate of Madison Dearborn Partners, LLC, and CEP III Chase S.à r.l. (“CEP III”), an affiliate of The Carlyle Group. Mustang Holdings owns approximately 30% of the outstanding MPS common shares. CEP III owns approximately 27% of the outstanding MPS common shares. Pursuant to the Voting Agreements, Mustang Holdings and CEP III have each agreed to vote all of their respective MPS common shares in favor of the approval of the Merger Agreement and the Merger, and against, among other things, alternative transactions.

In addition, Mustang Holdings and CEP III have each agreed not to (i) transfer their respective MPS common shares, or (ii) solicit alternative transactions or participate in discussions or negotiations regarding alternative transactions, in each case, subject to certain exceptions.

Each Voting Agreement will terminate upon the earliest to occur of (i) the termination of the Merger Agreement in accordance with its terms, (ii) the effectiveness of the Merger in accordance with the terms of the Merger Agreement and (iii) the amendment of the Merger Agreement without the consent of Mustang Holdings or CEP III, as applicable, in a manner adverse to such shareholder.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreements, copies of which are attached hereto as Exhibits 2.6 and 2.7 and are incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Statements

Any statements in this communication about WestRock’s expectations, beliefs, plans or forecasts, including statements regarding the proposed acquisition of MPS by WestRock, the expected timetable for completing the transaction, benefits and synergies of the transaction and future opportunities for the combined company and products and securities, that are not historical facts are forward-looking statements. These statements are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential” and “forecast,” and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance, and actual results could differ materially from those contained in forward-looking statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of MPS shareholder approval; the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the arrangement within the expected time-frames or at all and to successfully integrate MPS’ operations into those of WestRock; such integration may be more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; the retention of certain key employees of MPS may be difficult; WestRock and MPS are subject to intense competition and increased competition is expected in the future; fluctuations in foreign currencies could result in transaction losses and increased expenses; general economic conditions that are less favorable than expected. Additional information and other factors are contained in WestRock’s Annual Report on Form 10-K for the fiscal year ended September 30, 2016, recent current report on Form 8-K and recent proxy statement on Schedule 14A filed with the Securities and Exchange Commission (“SEC”). Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by WestRock, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and WestRock and MPS undertake no obligation to update any forward-looking statement to reflect events or circumstances after such date, except as required by applicable law.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of MPS by WestRock. In connection with the proposed acquisition, MPS intends to file relevant materials with the SEC, including MPS’ proxy statement in preliminary and definitive form. Shareholders of MPS are urged to read all relevant documents filed with the SEC, including MPS’ definitive proxy statement, because they will contain important information about the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s web site, http://www.sec.gov. Such documents are not currently available.

Participants in Solicitation

WestRock and its directors and executive officers, and MPS and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of MPS common shares in respect of the proposed transaction. Information about the directors and executive officers of WestRock is set forth in the proxy statement for WestRock’s 2017 Annual Meeting of stockholders, which was filed with the SEC on December 16, 2016. Information about the directors and executive officers of MPS is set forth in the proxy statement for MPS’s 2016 Annual General Meeting of Members, which was filed with the SEC on October 6, 2016. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition (once available).

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On January 24, 2017, WestRock and MPS issued a joint press release to announce the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On January 24, 2017, WestRock held an investor conference call.  A transcript of the related online simulcast is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
2.5	Agreement and Plan of Merger, dated January 23, 2017, among WestRock Company, WRK Merger Sub Limited and Multi Packaging Solutions International Limited.

2.6	Voting Agreement, dated January 23, 2017, between WestRock Company and Mustang Investment Holdings L.P.

2.7	Voting Agreement, dated January 23, 2017, between WestRock Company and CEP III Chase S.à r.l.

99.1	Joint Press Release, dated January 24, 2017, issued by WestRock Company and Multi Packaging Solutions International Limited.

99.2	Transcript of investor conference call, dated January 24, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY

Date: January 24, 2017	By:	/s/ Robert B. McIntosh
Name: Robert B. McIntosh
Title: Executive Vice President, General Counsel and Secretary